UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K/A
                        (Amendment No. 1)


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  January 15, 2007


                      ENERTECK CORPORATION
     (Exact name of registrant as specified in its charter)

                 Commission file number 0-31981

Delaware                                                   47-0929885
(State or other jurisdiction                         (I.R.S. Employer
of incorporation)                                 Identification No.)


10701 Corporate Drive, Suite 150
Stafford, Texas                                                 77477
(Address of principal                                      (Zip Code)
executive offices)


Registrant's  telephone number, including area code: (281) 240-1787

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) Effective as of January 15, 2007, EnerTeck Corporation (the "Company") dismissed Malone & Bailey, PC as its principal independent accountants subject to the completion of the restatement of the Company's audited financial statements for the year ended December 31, 2005 which will be the responsibility of Malone & Bailey, PC. Upon the issuance of the restated audited financial statements for the year ended December 31, 2005, the dismissal of Malone & Bailey, PC will be complete.

      For the past two fiscal years, the reports of the former independent accountants, Malone & Bailey, PC, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its reports for the year ended December 31, 2004.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

     The Company has requested Malone & Bailey, PC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February
5, 2007, is filed as Exhibit 16.1 to this Form 8-K/A.

     (b) Effective as of January 15, 2007, the Company engaged Philip Vogel & Co. PC as its principal independent accountants to audit the Company's financial statements for the year ended December 31, 2006. The change in the Company's independent accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Philip Vogel & Co. PC, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Philip Vogel & Co. PC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S-
B).


Item 9.01  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:                                               Page

     16.1 Letter re change in certifying accountant       4

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENERTECK CORPORATION
                               (Registrant)


Dated: February 5, 2007       By: /s/ Richard B. Dicks
                              Name:   Richard B. Dicks
                              Title:  Chief Financial Officer